Exhibit 10.2
WAIVER NO. 2
          WAIVER NO. 2 (this “Waiver”), dated as of November 2, 2007, under that certain Amended and Restated Credit Agreement, dated as of September 12, 2007 (the “Credit Agreement”; capitalized terms used herein and not defined herein shall have the meaning set forth in the Credit Agreement), among NAVISITE, INC., a Delaware corporation (“Borrower”); the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given to it in Article I), the Lenders, CIBC WORLD MARKETS CORP., as sole lead arranger (in such capacity, “Sole Lead Arranger”), as documentation agent (in such capacity, “Documentation Agent”) and as bookrunner (in such capacity, “Bookrunner”), CIT LENDING SERVICES CORPORATION, as syndication agent (in such capacity, “Syndication Agent”), and CANADIAN IMPERIAL BANK OF COMMERCE, acting through its New York agency, as issuing bank (in such capacity, “Issuing Bank”) and as administrative agent (in such capacity, “Administrative Agent”) for the Lenders and as collateral agent (in such capacity, “Collateral Agent”) for the Secured Parties and the Issuing Bank.
W I T N E S S E T H:
          WHEREAS, Section 5.01(a) of the Credit Agreement requires the delivery to the Administrative Agent and each Lender, of the items listed in clauses (i) through (iii) thereto (“Required Items”) within 95 days (or such earlier date on which Borrower is required to file a Form 10-K) after the end of the fiscal year ending July 31, 2007 (“Deadline”);
          WHEREAS, Borrower announced a restatement of its consolidated statement of cash flows for the fiscal year ended July 31, 2006 and the condensed consolidated statement of cash flows for the nine months ended April 30, 2006;
          WHEREAS, on October 29, 2007, Borrower’s independent registered public accounting firm, KPMG LLP, advised Borrower that it has not completed its audit procedures relating to the restatement and has advised Borrower that it needs additional time and information to complete its audit procedures;
          WHEREAS, Borrower’s Form 10-K will not be filed within the prescribed period as the audit procedures relating to the announced restatement have not been completed.
          WHEREAS, Borrower will fail to deliver the Required Items by the Deadline and to provide written notice of such Default to the Administrative Agent and each Lender pursuant to Section 5.02(a);
          WHEREAS, Borrower has requested that the Lenders waive the Defaults arising out of the failure to deliver the Required Items by the Deadline;
          WHEREAS, pursuant to Section 10.02(b) of the Credit Agreement, the consent of the Required Lenders is necessary to effect this Waiver;

          WHEREAS the Administrative Agent and the Required Lenders have considered and are willing to agree to the waiver, but only upon the terms and conditions set forth in this Waiver; and
          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
          SECTION ONE. Waiver and Acknowledgment. (a) The Lenders hereby waive the Default arising out of (i) Borrower’s failure to comply with Section 5.01(a), (d) and (e) of the Credit Agreement with respect to the fiscal year ended July 31, 2007 and (ii) any failure of Borrower to provide the related notification required by Section 5.02(a) with respect thereto, in each case to the extent any Default or Event of Default will arise therefrom; provided, however, such waiver shall only be effective until November 19, 2007. If any Default described in subclause (a)(i) exists on November 19, 2007, such Default shall been deemed to have existed continuously from November 8, 2007.
          (b) The Lenders hereby acknowledge and agree that the adjustments to the financial statements of the Borrower described in Borrower’s Form 8-K filed with the Securities and Exchange Commission on October 26, 2007, and the draft Form 8-K/A attached hereto as Annex A, do not result in a breach of Section 3.04 of the Credit Agreement or any Default under Section 8.01(c) of the Credit Agreement.
          SECTION TWO. Conditions to Effectiveness. This Waiver shall become effective as of the date (the “Effective Date”) when (x) the Administrative Agent shall have received counterparts of this Waiver executed by Borrower and the Administrative Agent and (y) the Administrative Agent shall have received executed consents to this Waiver from the Required Lenders.
          SECTION THREE. Representations and Warranties. The Loan Parties hereby represent and warrant that, as of the date hereof (assuming effectiveness of this Waiver) and as of the Effective Date, the conditions set forth in Sections 4.02(b) and 4.02(c) of the Credit Agreement are satisfied.
          SECTION FOUR. Reference to and Effect on the Credit Agreement. Except as expressly set forth in this Waiver, each provision of the Loan Documents shall be in full force and effect and this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
          SECTION FIVE. Costs and Expenses. Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Waiver and the other instruments and documents to be delivered hereunder, if any.
          SECTION SIX. Execution in Counterparts. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Waiver.
          SECTION SEVEN. Governing Law. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF. the parties hereto have caused this Waiver to be duly executed and delivered as of the day and year first above written.

NAVISITE, INC.,
By:	/s/ Jim Pluntze
	Name:	Jim Pluntze
	Title:	CFO

AVASTA, INC.
CLEARBLUE TECHNOLOGIES MANAGEMENT, INC.
CLEARBLUE TECHNOLOGIES/CHICAGO-WELLS, INC.
CLEARBLUE TECHNOLOGIES/LAS VEGAS, INC.
CLEARBLUE TECHNOLOGIES/LOS ANGELES, INC.
CLEARBLUE TECHNOLOGIES/MILWAUKEE, INC.
CLEARBLUE TECHNOLOGIES/OAK BROOK, INC.
CLEARBLUE TECHNOLOGIES/VIENNA, INC.
CLEARBLUE TECHNOLOGIES/DALLAS, INC.
CLEARBLUE TECHNOLOGIES/NEW YORK, INC.
CLEARBLUE TECHNOLOGIES/SAN FRANCISCO, INC.
CLEARBLUE TECHNOLOGIES/SANTA CLARA, INC.
CONXION CORPORATION
INTREPID ACQUISITION CORP.
LEXINGTON ACQUISITION CORP.
MANAGEDOPS.COM, INC.
SUREBRIDGE ACQUISITION CORP.
SUREBRIDGE SERVICES, INC.
AMERICA’S JOB EXCHANGE, INC. (formerly known
as NaviSite Acquisition Subsidiary, Inc.)
JUPITER HOSTING, INC.
1100 TECHNOLOGIES, INC.
NAVI ACQUISITION CORP.
NETASPX, LLC
NETASPX ACQUISITION, INC.
NCS HOLDING COMPANY
NETWORK COMPUTING SERVICES, INC.

By:	/s/ Jim Pluntze
	Name:	Jim Pluntze
	Title:	CFO

CANADIAN IMPERIAL BANK OF COMMERCE, acting through its New York agency, as Administrative Agent
By:	/s/ E. Lindsay Gordon
	Name:	E. Lindsay Gordon
	Title:	Canadian Imperial Bank of Commerce Authorized Signatory

[Deutsche Bank Trust Company Americas],
By:	/s/ Anthony Casciano
	Name:	Anthony Casciano
	Title:	Managing Director

CIBC INC, as a Lender
By:	/s/ Gerald Girardi
	Name:	Gerald Girardi
	Title:	Authorized Signatory CIBC Inc.

LENDER:

CoLTS 2007-1 Ltd.

By: Structured Asset Investors, LLC, as Collateral Manager

By:	/s/ Glenn F. Edwards

Name:	Glenn F. Edwards
Title:	Managing Director

CoLTS 2005-2 Ltd.

By: Structured Asset Investors, LLC as Collateral Manager

By:	/s/ Glenn F. Edwards

Name:	Glenn F. Edwards
Title:	Managing Director

Cratos CLO I Ltd., as a Lender
By:	/s/ Ronald J. Banks
	Name:	Ronald J. Banks
	Title:	Director - Portfolio Manager

CIT Lending Services Corporation, as a Lender
By:	/s/ Scott P. Ploshay
	Name:	Scott P. Ploshay
	Title:	Vice President

Emporia Preferred Funding III, Ltd. By: Emporia Capital Management, LLC, as a Lender
By:	/s/ Steven Alexander
Name: Steven Alexander
Title: Director

By:	/s/ Peter Burton
Name: Peter Burton
Title: Vice President

Emporia Preferred Funding IV, Ltd. By: Emporia Capital Management, LLC, as a Lender
By:	/s/ Steven Alexander
	Name:	Steven Alexander
	Title:	Director

By:	/s/ Peter Burton
	Name:	Peter Burton
	Title:	Vice President

NAVIGATOR CDO 2007-1 LTD. By: Bank of America, N.A., Its Attorney-In-Fact
By:	/s/ Mohit Ramani
	Name:	Mohit Ramani
	Title:	Vice President

[ILLEGIBLE] as a Lender
By:	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	Managing Director